UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2012

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2012, at the 2012 Annual Meeting of Shareholders of Huntington Bancshares Incorporated (Huntington), Huntington’s shareholders approved the 2012 Long-Term Incentive Plan (the “2012 Plan”). The 2012 Plan provides for grants of stock options, restricted stock, restricted stock units, stock appreciation rights, deferred stock, long-term performance awards and other stock-based awards. The board of directors approved the 2012 Plan subject to shareholder approval. Shareholder approval was obtained in order to comply with the applicable requirements of The NASDAQ Stock Market, Inc. and to qualify certain awards made to certain officers as deductible for federal income tax purposes under Internal Revenue Code Section 162(m). Shareholder approval is also necessary under the federal income tax rules with respect to the qualification of incentive stock options. Additional details about the 2012 Plan are set forth in Huntington’s definitive Proxy Statement dated on March 5, 2012.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 19, 2012, the following matters were voted upon and approved by the shareholders of Huntington Bancshares Incorporated (Huntington) at its 2012 Annual Meeting of Shareholders:

					Broker
			Against/
		For	Withheld	Abstentions	Non-Votes
1.	Election of eleven directors to serve a one-year term expiring at the 2013 annual meeting:
	Don M. Casto III	596,153,207	42,243,478	41,839	119,604,745
	Ann (“Tanny”) B. Crane	630,734,124	7,662,560	41,839	119,604,745
	Steven G. Elliott	630,411,216	7,985,468	41,839	119,604,745
	Michael J. Endres	626,338,805	12,057,879	41,839	119,604,745
	John B. Gerlach, Jr.	596,443,372	41,953,313	41,839	119,604,745
	David P. Lauer	630,694,139	7,702,545	41,839	119,604,745
	Jonathan A. Levy	630,399,784	7,996,900	41,839	119,604,745
	Richard W. Neu	622,041,454	16,355,231	41,839	119,604,745
	David L. Porteous	599,361,366	39,035,319	41,839	119,604,745
	Kathleen H. Ransier	598,757,229	39,639,456	41,839	119,604,745
	Stephen D. Steinour	619,827,486	18,569,199	41,839	119,604,745
2.	Approval of the 2012 Long-Term Incentive Plan.	604,652,390	30,169,150	3,616,984	119,604,745
3.	Ratification of appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year 2012.	748,959,501	7,072,775	2,010,993
4.	Non-binding advisory vote upon a resolution to approve the compensation of executives as disclosed in Huntington’s Proxy Statement dated March 5, 2012.	386,410,367	246,568,875	5,459,282	119,604,745

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

April 24, 2012	By:	Richard A. Cheap

Name: Richard A. Cheap
Title: Executive Vice President and Secretary